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                                                                      EXHIBIT 23


                         CONSENT OF JOHN KILLION, PC




We consent to the incorporation by reference of our report dated January 30, 1997, filed as an exhibit to the Conceptronic, Inc. (the "Company") Form 8-K, dated March 5, 1997 (the "Form 8-K"), in the Company's Registration Statement on Form S-8 (Commission File No. 333-19277) and in the Form 8-K.


                                        JOHN KILLION, PC


/s/ John J. Killion, Jr.
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John J. Killion, Jr.
Concord, New Hampshire
March 14, 1997